Exhibit 10.5

ServiceMaster Global Holdings, Inc.

Schedule of Signatories* to a Director Indemnification Agreement

Mark E. Tomkins

Peter L. Cella

John B. Corness

Jerri L. DeVard

Laurie Ann Goldman

Richard P. Fox

Stephen J. Sedita

Nikhil M. Varty (effective July 26, 2017)

*   Robert J. Gillette, Thomas C. Tiller, Jr.,  John Krenicki, Jr.,  David H. Wasserman, Darren M. Friedman, Sarah Kim and Curtis D. Hecht each previously signed a Director Indemnification Agreement, but they are no longer serving on our Board of Directors.

The form of Director Indemnification Agreement was filed with the SEC on June 19, 2014 as Exhibit 10.71 to the Registration Statement on Form S-1 of ServiceMaster Global Holdings, Inc.